UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Avenue of Americas, 28th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value	BCLI	OTCQB Venture Market (OTCQB)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2026, Brainstorm Cell Therapeutics Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”), pursuant to which the Company agreed to sell, in a private placement, shares of its common stock, par value $0.00005 per share (the “Common Stock”), and, in lieu of shares as elected by an investor, pre-funded warrants to purchase Common Stock (the “Pre-Funded Warrants). The transaction will occur in up to eight closings. The aggregate subscription amount under the Purchase Agreement is $1,000,000, consisting of $125,000 at the first closing and an additional $875,000 on up to seven additional closings. The final closing must be no later than Septembner 25, 2026. The per share purchase price is $0.60 and the per Pre-Funded Warrant purchase price is $0.60 less $0.0005, and each Pre-Funded Warrant has an exercise price of $0.00005 per share. The Investor may elect to receive Pre-Funded Warrants in lieu of shares to manage beneficial ownership limitations of 4.99% (or, at the investor’s election, 9.99%) immediately following the applicable closing. The Company will also issue to the investors common stock purchase warrants (the “Common Warrants,” and together with the shares of Common Stock and Pre-Funded Warrants sold, the “Securities”) exercisable for a number of shares equal to 120% of the total number of shares and Pre-Funded Warrants purchased by the Investor, with an exercise price of $1.00 per share, subject to adjustment. The shares, Warrants and Pre-Funded warrants will be delivered at each closing on a delivery-versus-payment basis.

The first closing occurred on February 24, 2026, for $125,000. Up to seven additional closings remain, at which the Company will receive an aggregate of an additional $875,000. The timing and amounts paid at each closing will be determined by the investor. The second closing is scheduled to occur 30 days after the first closing, subject to the terms and conditions of the Purchase Agreement.

The Company agreed to file a registration statement to register the resale by the investors of the Securities as soon as practicable and in any event within 45 calendar days after the date of the Purchase Agreement, to use commercially reasonable efforts to have such registration statement declared effective within 181 days after the closing, and to keep the registration statement effective until no purchaser owns any of the Securities. The Company also agreed to use its reasonable best efforts to maintain the listing of the Common Stock and the shares issuable upon exercise of the Common Warrants and Pre-Funded Warrants on the applicable trading market.

Under the Purchase Agreement, the Company will use the net proceeds for working capital purposes. The Purchase Agreement also contains customary representations, warranties, covenants, closing conditions, indemnification, and other terms for transactions of this type.

The foregoing description of the Purchase Agreement, the Common Warrants, and the Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance and sale of the Securities described in Item 1.01 above is hereby incorporated by reference into this Item 3.02, and was made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2026, the Board of Directors approved Amendment No. 6 to the 2014 Stock Incentive Plan, as amended, and Amendment No. 6 to the 2014 Global Share Option Plan, as amended (collectively, the “Amendments to the 2014 Plans”). The Amendments to the 2014 Plans amend each of the 2014 Stock Incentive Plan, as amended, and 2014 Global Share Option Plan, as amended, respectively (collectively, the “Original 2014 Plans”) to increase the shared pool of shares of the Common Stock available for issuance under the Company’s Original 2014 Plans by 5,500,000 shares of Common Stock, resulting in a shared pool of 8,406,666 shares of Common Stock.

The Company’s officers and directors are among the persons eligible to receive awards under the Original 2014 Plans, as amended by the Amendments to the 2014 Plans, in accordance with the terms and conditions thereunder. A detailed summary of the Original 2014 Plans is set forth in Proposal No. 4 in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on August 16, 2024 (the “Proxy Statement”). Such detailed summary of the Original 2014 Plans, and the foregoing description of the Original 2014 Plans, as amended by the Amendments to the 2014 Plans, are qualified in their entirety by reference to the full text of the Original 2014 Plans and the Amendments to the 2014 Plans, copies of which are filed as Exhibits 10.2 through 10.15 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1*	Form of Common Stock Purchase Warrant
4.2*	Form of Pre-Funded Warrant
10.1*	Securities Purchase Agreement, dated February 24, 2026
10.2	Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K (File No. 000-54365) filed August 15, 2014.
10.3	Amendment No. 1 to the Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A (File No. 000-36641) filed May 11, 2016.
10.4	Amendment No. 2 to the Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K (File No. 001-36641) filed November 30, 2018.
10.5	Amendment No. 3 to the Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A (File No. 001-36641) filed October 1, 2020.
10.6	Amendment No. 4 to Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Exhibit 10.5 of Current Report on Form 8-K (File No. 001-36641) filed September 16, 2024.
10.7	Amendment No. 5 to Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Exhibit 10.6 of Current Report on Form 8-K (File No. 001-36641) filed June 25, 2025.
10.8*	Amendment No. 6 to Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan.
10.9	Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Exhibit 10.2 of Current Report on Form 8-K (File No. 000-54365) filed August 15, 2014.
10.10	Amendment No. 1 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Appendix B of the Definitive Proxy Statement on Schedule 14A (File No. 000-36641) filed May 11, 2016.
10.11	Amendment No. 2 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Exhibit 10.2 of Current Report on Form 8-K (File No. 001-36641) filed November 30, 2018.
10.12	Amendment No. 3 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A (File No. 001-36641) filed October 1, 2020.
10.13	Amendment No. 4 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Exhibit 10.10 of Current Report on Form 8-K (File No. 001-36641) filed September 16, 2024.
10.14	Amendment No. 5 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Exhibit 10.12 of Current Report on Form 8-K (File No. 001-36641) filed June 25, 2025.
10.15*	Amendment No. 6 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINSTORM CELL THERAPEUTICS INC.

Date: February 27, 2026	By:	/s/ Chaim Lebovits
Chaim Lebovits
President and Chief Executive Officer